JANUARY 31, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD GLOBAL IMPACT NEXTSHARES FUND SUMMARY PROSPECTUS

DATED DECEMBER 4, 2017, AS SUPPLEMENTED MARCH 1, 2018

HARTFORD GLOBAL IMPACT NEXTSHARES FUND PROSPECTUS

DATED DECEMBER 4, 2017, AS SUPPLEMENTED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective immediately, R. Patrick Kent, CFA, CMT, no longer serves as a portfolio manager to Global Impact Master Portfolio. Accordingly, all references to Mr. Kent in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety. Eric M. Rice, PhD will continue to serve as a portfolio manager to Global Impact Master Portfolio.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7455	January 2019